UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 20, 2007
STEWART ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-15449	72-0693290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)
(504) 729-1400
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On June 20, 2007, Stewart Enterprises, Inc. announced its intention to commence an offering, subject to market and other conditions, of $125 million principal amount of convertible senior notes due 2014 and $125 million principal amount of convertible senior notes due 2016 (collectively, the “Convertible Senior Notes”), in each case to be offered and sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended.
     A copy of the press release announcing the proposed offering of the Convertible Senior Notes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d)
99.1	Press release by Stewart Enterprises, Inc. dated June 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWART ENTERPRISES, INC.
By:	/s/ Angela M. Lacour
Angela M. Lacour
Vice President Corporate Controller Chief Accounting Officer

Date: June 20, 2007

EXHIBIT INDEX
99.1	Press release by Stewart Enterprises, Inc. dated June 20, 2007.